SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                      Date of Report
                      (Date of earliest
                      event reported):        June 11, 2003


                          National Research Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                        0-29466                      47-0634000
---------------                ----------------                --------------
(State or other                (Commission File                (IRS Employer
jurisdiction of                     Number)                 Identification No.)
incorporation)




                    1245 "Q" Street, Lincoln, Nebraska 68508
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (402) 475-2525
                          -----------------------------
                         (Registrant's telephone number)

Item 5.   Other Events and Required FD Disclosure.
------    ---------------------------------------

     On June 11, 2003, National Research Corporation issued a press release announcing a modification to its contract with HealthSouth Corporation and revising its earnings guidance for the second quarter of 2003. A copy of such press release is furnished as Exhibit 99 and is incorporated by reference herein.

Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (a)  Not applicable.

          (b)  Not Applicable.

          (c)  Exhibits. The following exhibit is being furnished herewith:

               (99) Press Release of National Research Corporation, dated June
                    11, 2003.



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

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NATIONAL RESEARCH CORPORATION



Date:  June 12, 2003                  By: /s/ Patrick E. Beans
                                         ---------------------------------------
                                         Patrick E. Beans
                                         Vice President, Treasurer, Secretary
                                          and Chief Financial Officer



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

                          NATIONAL RESEARCH CORPORATION

                   Exhibit Index to Current Report on Form 8-K
                               Dated June 11, 2003


Exhibit
Number
------

(99)        Press Release of National Research Corporation, dated June 11, 2003.



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